UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    Form 8-K


                                 CURRENT REPORT


     Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934




Date of Report (Date of earliest event reported)          June 16, 1997
                                                --------------------------------

   Phoenix Leasing Cash Distribution Fund IV, a California Limited Partnership
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             (Exact name of registrant as specified in its charter)


        California                        0-18278                68-0191380
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(State or other jurisdiction      (Commission File Number)   (IRS Employer
of incorporation)                                            Identification No.)


2401 Kerner Blvd., San Rafael CA                                 94901-5527
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(Address of Principal Executive Offices)                         (Zip Code)


Registrant's telephone number, including area code           (415) 485-4500
                                                  ------------------------------


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Item 4. Changes in Registrant's Certifying Accountant

        On June  18,  1997,  Phoenix  Leasing  Cash  Distribution  Fund  IV,   a
California Limited Partnership (the Partnership) informed its independent auditors, Ernst & Young LLP of their dismissal.

        For each of the two years in the period ended December 31, 1996, the reports on the financial statements of the Partnership did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

        During the two most recent fiscal years ended December 31, 1996 and the interim period ended March 31, 1997, there have been no disagreements with Ernst & Young LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure or any reportable events.

        On June 16, 1997, the Partnership engaged Arthur Andersen LLP as its new independent auditors.

        The Partnership has requested Ernst & Young LLP to provide a letter addressed to the SEC, as required by Item 304(a)(3) of Regulation S-B, stating whether it agrees with the above statements. A copy of Ernst & Young LLP's letter to the SEC, dated June 19, 1997, is filed as an exhibit pursuant to Item 4 of Form 8-K.


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Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(a) Financial Statements.                   None.

(b) Pro Forma Financial Information.        None.

(c) Exhibits.

        16.  Letter regarding change in Certifying Accountant    (1 page)


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                                   SIGNATURES

        Pursuant to the requirements of Section 13 or 15 (d) of the Securities Exchange Act of 1934, the Registrant has duly ceased this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                   PHOENIX LEASING CASH DISTRIBUTION FUND IV
                                   -----------------------------------------
                                         a California Limited Partnership
                                         --------------------------------
                                                   (Registrant)


    Date                         Title                           Signature
    ----                         -----                           ---------


June 20, 1997           Senior Vice President,              /S/ BRYANT J. TONG
-------------           Financial Operations of             ------------------
                        (Principal Accounting Officer)
                        Phoenix Leasing Incorporated
                        General Partner


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